                                                                     EXHIBIT 4.1

                            LOGO OF AURUM SOFTWARE

   NUMBER
                                                             SHARES

COMMON STOCK                                             CUSIP 05208A 10 6
                                                         See Reverse for
                                                Certain Definitions and Legends

                             Aurum Software, Inc,
             Incorporated Under the Laws of the State of Delaware

     This certifies that




     is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                             ($.001 PAR VALUE) OF
                              AURUM SOFTWARE INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Mary E. Coleman                        /s/ Christopher L. Dier
  -----------------------------              -----------------------------------
  President                                    Secretary


                             Aurum Software, Inc.
                                   Corporate
                                     SEAL
                                 July 30, 1996
                                   Delaware

Countersigned and Registered:
First National Bank of Boston

                         Transfer Agent and Registrar

By_____________________________________
  Authorized Signature


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                             Aurum Software, Inc.

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to determine the authorized number of shares of each series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes, or series of shares and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN COM -- as tenants in entireties
JF TEN  -- as joint tenants with right of survivorship and not as tenants

UNIF TRF MIN ACT -- _____________________ Custodian (until age _______________)

                    ____________________________________ under Uniform Transfers
                               (Minor)

                    to Minors Act ______________________________________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

Please Insert Social Security or Other
    Identify Number of Assignee
______________________________________

______________________________________

________________________________________________________________________________
(Please Print or Typewriter and Address Including Postal Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                           _____________________________________________________
                           NOTICE: The signature to this assignment must
                                   correspond with the name, as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:



By______________________________________